Exhibit 10.5

Amendment

GAMSA-STAR081106-00.S.001.A.002

Between

StarTek, Inc.

And

AT&T Mobility LLC

AMENDMENT NO. 2

AGREEMENT NO. GAMSA-STAR081106-00.S.001

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. GAMSA-STAR081106-00.S.001, is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Mobility LLC, a Delaware limited liability company (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. GAMSA-STAR081106-00.S.001 on October 1, 2008 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.             Section 3.1 of Section 3 (TERM) shall hereby be deleted in entirety and replaced with the following:

“The Term of this Work Order shall commence on October 1, 2008 (“Effective Date”) and shall continue until midnight on May 31, 2010 (the “Term”).  The Work Order may be terminated as allowed in the Agreement or in this Work Order.”

The terms and conditions of Agreement No. GAMSA-STAR081106-00.S.001 in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. GAMSA-STAR081106-00.S.001 to be executed, as of the date the last Party signs.

StarTek, Inc.		AT&T Mobility LLC By its authorized agent AT&T Services, Inc.

By:	/s/ A. Laurence Jones	By:	/s/ Karen Tays

Printed Name:	A. Laurence Jones	Printed Name:	Karen Tays

Title:	President and CEO	Title:	Sr. Contract Manager

Date:	4/28/2010	Date:	4/27/2010